UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)                                                                                                         December 20, 2004

NATIONSRENT COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-114115 (Commission File Number)	14-1875911 (IRS Employer ID Number)

450 East Las Olas Boulevard, Suite 1400, Fort Lauderdale, FL                                                           33301

(Address of principal executive offices)                                                                                          (Zip Code)

Registrant's Telephone Number, including area code:                                                            (954) 760-6550

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

          On December 20, 2004, NationsRent Companies, Inc. (the “Company”) and certain of its subsidiaries entered into a Second Amendment to Amended and Restated Credit Agreement and a Consent (the “Second Amendment and Consent”), dated as of December 20, 2004, with certain financial institutions and Wachovia Bank, National Association (“Wachovia”), as administrative agent, which amends certain definitions, covenants and reporting requirements under the Company’s Existing Credit Agreement (defined below). As part of the Second Amendment and Consent, the lenders consented to certain transactions, subject to certain conditions, as described therein. Pursuant to the Second Amendment and Consent, the Existing Credit Agreement has been amended as follows:

          * the maturity date of the Existing Credit Agreement has been extended until June 13, 2008;

          * the definition of Borrowing Base is amended so that, among other things, the reserve requirement is reduced from $15 million to $7.5 million;

          * the Applicable Percentages for Base Rate Loans and for Eurodollar Loans have been reduced by 75 basis points;

          * the definition of Adjusted Amortized Values has been modified so that the calculation thereof is measured against the date of the Second Amendment and Consent, not the date of the Existing Credit Agreement, and the cap on the amount of the Adjusted Amortized Value of Eligible Vehicles that can be included in the Borrowing Base has been removed;

          * the amount of Permitted Acquisitions that can be made in any fiscal year has been increased to $12.5 million;

          * the period that the Borrower may maintain a Leverage Ratio of up to 3.00 to 1.00 has been extended until December 31, 2005;

          * the restriction on sales of assets has been amended to allow for sales of certain specified real estate assets pursuant to sale and leaseback transactions.

          Capitalized terms used in this Form 8-K that are not defined in this Form 8-K have the same meaning set forth in the Amended and Restated Credit Agreement, dated as of October 23, 2003, by and among the Company, certain of its subsidiaries, Wachovia and the other lending institutions party thereto, as amended by the First Amendment, dated as of December 22, 2003 (the “Existing Credit Agreement”), except to the extent amended by the Second Amendment and Consent.

Item 9.01 Financial Statements and Exhibits

           (a)      Financial Statements of Business Acquired: Not applicable

           (b)      Pro Forma Financial Information: Not applicable

           (c)      Exhibits: Not applicable

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signature on following page.]

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONSRENT COMPANIES, INC. By: /s/ Thomas J. Hoyer Name: Thomas J. Hoyer Title: Executive Vice President and Chief Financial Officer

Dated: December 23, 2004